BORROWINGS	12 Months Ended
Dec. 31, 2023
Borrowings [abstract]
BORROWINGS	BORROWINGS
Principal repayments on total borrowings due over the next five years and thereafter are as follows:

(US$ MILLIONS)	Business services	Infrastructure services	Industrials	Corporate and other	Total borrowings
2024	$1,929	$372	$546	$—	$2,847
2025	2,451	274	728	—	3,453
2026	1,483	450	3,280	—	5,213
2027	2,408	523	2,190	—	5,121
2028	840	4,194	3,528	1,440	10,002
Thereafter	8,504	3,367	4,487	—	16,358
Total - principal repayments	$17,615	$9,180	$14,759	$1,440	$42,994
Deferred financing costs and other accounting adjustments	(305)	(203)	(237)	—	(745)
Total - December 31, 2023	$17,310	$8,977	$14,522	$1,440	$42,249
Total - December 31, 2022	$15,929	$13,411	$15,253	$2,100	$46,693
(a)    Corporate borrowings
The partnership has bilateral credit facilities backed by large global banks. The credit facilities are available in Euros, British pounds, Australian dollars, U.S. dollars and Canadian dollars. Advances under the credit facilities bear interest at the specified SOFR, SONIA, EURIBOR, CDOR (until CDOR is replaced with the applicable CORRA rate), BBSY or bankers’ acceptance rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. The credit facilities require the partnership to maintain a minimum tangible net worth and deconsolidated debt to capitalization ratio at the corporate level. The total capacity on the bilateral credit facilities is $2,300 million with a maturity date of June 29, 2028. The balance drawn on the bilateral credit facility at December 31, 2023 was $1,440 million (2022: $2,100 million).
The partnership had $1,000 million available on its revolving credit facility with Brookfield (the “Brookfield Credit Agreement”) at December 31, 2023. The credit facility is guaranteed by the partnership, the Holding LP and certain of the partnership’s subsidiaries. The credit facility is available in U.S. dollars or Canadian dollars and advances are made by way of SOFR, base rate, bankers’ acceptance rate or prime rate loans. The credit facility bears interest at the specified SOFR or bankers’ acceptance rate plus 3.45%, or the specified base rate or prime rate plus 2.45%. The credit facility requires the partnership to maintain a minimum deconsolidated net worth and contains restrictions on the ability of the borrowers and the guarantors to, among other things, incur certain liens or enter into speculative hedging arrangements. Net proceeds above a specified threshold that are received by the borrowers from asset dispositions, debt incurrences or equity issuances by the borrowers or their subsidiaries must be used to pay down the credit facility (which can then be redrawn to fund future investments). The maturity date of the credit facility is April 27, 2028, at which date will automatically extend for a one year period on April 27 of each year unless Brookfield provides written notice of its intention not to further extend their prevailing maturity date. The total available amount on the credit facility will decrease to $500 million on April 27, 2024. As at December 31, 2023, the credit facility remained undrawn.
The partnership is currently in compliance with covenant requirements of its corporate borrowings and continues to monitor performance against such covenant requirements.
As at December 31, 2023, there were no funds on deposit from Brookfield (2022: $nil). Refer to Note 25 for further details on the Deposit Agreements (defined herein) with Brookfield.
(b)    Non-recourse subsidiary borrowings of the partnership
Current and non-current non-recourse borrowings in subsidiaries of the partnership as at December 31, 2023, net of deferred financing costs and other accounting adjustments were $2,757 million and $38,052 million, respectively (2022: $3,758 million and $40,835 million, respectively). Non-recourse borrowings in subsidiaries of the partnership include borrowings made under subscription facilities of Brookfield-sponsored private equity funds.
Some of the partnership’s operations have credit facilities in which they borrow and repay on a short-term basis. This movement has been shown on a net basis in the partnership’s consolidated statements of cash flow.
The partnership has financing arrangements within its operating businesses that trade in public markets or are held at major financial institutions. The financing arrangements primarily comprise term loans, securitization programs, credit facilities and notes and debentures which are subject to fixed or floating interest rates. Most of these borrowings are not subject to financial maintenance covenants, however, some are subject to fixed charge coverage, leverage ratios and minimum equity or liquidity covenants.
The partnership principally finances assets at the subsidiary level with debt that is non-recourse to both the partnership and to its other subsidiaries and is generally secured against assets within the respective subsidiaries. Moreover, debt instruments at the partnership’s subsidiaries do not cross-accelerate or cross-default to debt at other subsidiaries. The partnership’s subsidiaries are currently in compliance with or have obtained waivers related to all material covenant requirements and the partnership continues to work with its businesses to monitor performance against such covenant requirements.
The following table summarizes the weighted average interest rates and terms of non-recourse subsidiary borrowings in subsidiaries of the partnership as at December 31, 2023 and 2022:

	Weighted average rate (%)		Weighted average term (years)		Consolidated
(US$ MILLIONS, except as noted)	2023	2022	2023	2022	2023	2022
Business services	8.6%	7.6%	7.6	8.3	$17,310	$15,929
Infrastructure services	7.9%	6.9%	4.8	4.1	8,977	13,411
Industrials	8.8%	7.8%	5.2	4.7	14,522	15,253
Total	8.5%	7.4%	6.1	5.8	$40,809	$44,593
The partnership enters into interest rate derivatives to mitigate the risk of interest rate movements on its floating rate debt instruments. Refer to Note 26 and Note 27 for additional information on the partnership’s interest rate derivatives and financial risk management. As at December 31, 2023, the weighted average interest rate of the partnership’s total non-recourse borrowings including the effect of interest rate derivatives was 8.0%.
The following table summarizes the non-recourse borrowings in subsidiaries of the partnership by currency as at December 31, 2023 and 2022:

(US$ MILLIONS, except as noted)	2023	Local currency		2022	Local currency
U.S. dollars	$19,447		$19,447	$25,843		$25,843
Euros	7,114		€6,437	7,481		€6,997
Brazilian reais	4,610	R$	22,311	2,908	R$	15,171
Australian dollars	7,033	A$	10,324	6,033	A$	8,855
Indian rupees	802	INR	66,848	660	INR	54,560
Canadian dollars	976	C$	1,293	1,136	C$	1,539
Other	827			532
Total	$40,809			$44,593